                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                   FORM 8-K/A

                       -----------------------------------

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 13, 2009


                                   PPOL, INC.
             (Exact name of registrant as specified in its charter)

          CALIFORNIA                  000-50065               95-4436774
  State or other jurisdiction        (Commission           (I.R.S. Employer
        of organization)             File Number)        Identification Number)

                3070 Bristol St., Suite 440, Costa Mesa, CA 92626
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (714) 937-3211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

PPOL, Inc. (the "Company") received a letter dated October 23, 2009, from the Securities Exchange Commission ("SEC" or the "Commission"), Division of Corporate Finance, directing it to revise and supplement the Company's Form 8-k dated October 2, 2009 regarding the resignation of the Company's independent registered public accounting firm, Windes & McClaughry Accountancy Corporation (the "Accountants") by letter dated September 29, 2009, as further directed by the SEC pursuant to its previous letter dated October 2, 2009. The Company supplements its Form 8-K report dated October 2, 2009, as amended October 21, 2009, as set forth below.

1. On October 1, 2009, the board of directors of PPOL, Inc. (the "Company") unanimously approved the decision to change the Company's independent public accountants as the result of the resignation of the Windes & McClaughry Accounting Corporation by letter dated September 29, 2009.

2. The Company hereby reports and extends the disclosures as required by Item 304(a)(1) of Regulation S-K through the date of the Accountants' resignation, September 29, 2009, to cover the previous two fiscal years ended March 31, 2009 and March 31, 2008, and for the period from end of the last fiscal year, March 31, 2009 through September 29, 2009, and the modifications required to be made for any prior fiscal years, as to matters not resolved to the satisfaction of the Accountants or that require supplemental disclosure by the Company, as follows:

     (a) the failure of the Company to request the Accountants to complete audits for the fiscal years ended March 31, 2008 and March 31, 2009, and the quarterly period fiscal periods ended June 30, 2009 and September 30, 2009, and the Company's failure to file its Form 10-K annual reports and Form 10-Q quarterly reports for such fiscal periods;

     (b) the Accountants' view, as stated in the Accountants' reports on the financial statements for the fiscal years ended March 31, 2006 and March 31, 2007, that there were substantial doubts about the Company's ability to continue as a going concern; and

     (c) effective January 20, 2009, the Company determined, after discussion between the Company's chief financial officer and the Company's independent accountants, and subject to further disclosure and the results of the Company's investigation, to caution shareholders and others, at such time, not to rely on the consolidated financial statements and accompanying notes to the consolidated financial statements, including the related disclosures and discussions under Management's Discussion and Analysis contained in the Company's Form 10-K for the fiscal year ended March 31, 2007, which was filed with the Securities and Exchange Commission on October 16, 2008.

3. As required by Paragraph (a)(3) of Item 304 of Regulation S-K, PPOL has requested from the Accountants a letter addressed to the Commission stating whether the Accountants agree with the statements made by PPOL and, if not, stating the respects in which the Accountants do not agree. The letter from the Accountants is not available at the time of filing of this Form 8-K. PPOL will file the letter from the Accountants within ten business days if received, and if not received within such period, will file the letter from the Accountants within two business days of actual receipt thereof.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2009

                                         PPOL, INC.


                                         By: /s/ Masao Yamamoto
                                             --------------------------------
                                             Masao Yamamoto
                                             CEO, CFO and Corporate Secretary








                                       3